UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
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         Date of Report (Date of earliest event reported): June 30, 2006

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                Initial Depositor
             (Exact name of Registrant as specified in its charter)

                         Regional Bank HOLDRS (SM) Trust
                      [Issuer with respect to the receipts]

          DELAWARE                      001-15965              13-5674085
(State or other jurisdiction of   Commission File Number     (I.R.S. Employer
        incorporation)                                      Identification No.)

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                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
                                 (Registrant's
                     telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01     Other Events

The quantity of shares of Wells Fargo & Co. (NYSE: "WFC") represented by each 100 share round lot of Regional Bank HOLDRS will increase to 48 shares (from 24) due to the 2 for 1 stock split of Wells Fargo & Co. Effective August 17, 2006, deposits of Wells Fargo & Co. common stock for creation of Regional Bank HOLDRS will increase to 48 WFC (instead of 24 WFC) per round lot of 100 Regional Bank HOLDRS due to the 2 for 1 stock split of Wells Fargo & Co.

Item 9.01.    Financial Statements, Pro Forma Financial Information and Exhibits

              (c)  Exhibits

                   99.1 Regional Bank HOLDRS Trust Prospectus Supplement dated June 30, 2006 to Prospectus dated February 17, 2006.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MERRILL LYNCH, PIERCE, FENNER &
                                               SMITH INCORPORATED


Date:  August 10, 2006                     By: /s/ Satyanarayan R. Chada
                                               ------------------------------
                                               Name:    Satyanarayan R. Chada
                                               Title:   First Vice President




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                                  EXHIBIT INDEX

Number and Description of Exhibit
---------------------------------

(99.1) Regional Bank HOLDRS Trust Prospectus Supplement dated June 30, 2006 to Prospectus dated February 17, 2006.






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